UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Franklin BSP Real Estate Debt BDC

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01736	99-1918767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

One Madison Avenue, Suite 1600

New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 588-6700

1345 Avenue of the Americas, Suite 32A, New York, NY 10105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sale of Equity Securities

Common Shares

On January 15, 2025, Franklin BSP Real Estate Debt BDC (the “Company”) issued unregistered common shares of beneficial interest in the Company, par value $0.001 per share (the “Common Shares”), to certain investors pursuant to capital drawdown notices issued by the Company and sent to each of such investors. The offer and sale of the Common Shares were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder. The following table details the amount of Common Shares sold and consideration therefor:

Date of Unregistered Sale	Aggregate Amount of Common Shares	Consideration
January 15, 2025	3,769,317.75	$100,000,000

Series A Preferred Shares

On January 17, 2025, the Company issued and sold 125 shares of its 12.0% Series A Cumulative Preferred Shares, par value $0.001 per share (the “Series A Preferred Shares”), for $1,000 per share to a select group of individual investors who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act. Each individual investor in the Series A Preferred Shares offering was entitled to purchase only one Series A Preferred Share. The offer and sale of the Series A Preferred Shares were conducted in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder. The Series A Preferred Shares are not convertible into any other class or series of shares.

The Series A Preferred Shares are governed by that certain Supplement to the Third Amended and Restated Agreement and Declaration of Trust of Franklin BSP Real Estate Debt BDC Relating to 12.0% Series A Cumulative Preferred Shares, dated January 17, 2025 (the “Preferred Shares Supplement”). Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company (each a “Liquidation Event”), each holder of Series A Preferred Shares will be entitled to a liquidation preference equal to the sum of the following (collectively, the “Liquidation Preference”): (i) $1,000.00 per share, (ii) all accrued and unpaid dividends thereon through and including the date of payment, and (iii) if applicable, the redemption premium described below. The Series A Preferred Shares shall, with respect to dividend and redemption rights and rights upon liquidation, dissolution or winding up of the Company, rank senior to all classes and series of Common Shares, and will rank on parity with any other class or series of preferred shares of beneficial interest in the Company (“Preferred Shares”), whether such class or series is now existing or is created in the future. Holders of the Series A Preferred Shares will not, however, participate in any appreciation in the value of the Company. The consent of the holders of a majority of the outstanding Preferred Shares, including the Series A Preferred Shares, voting as a separate class, is required to authorize or issue any class or series of Preferred Shares ranking on parity with the Series A Preferred Shares.

Dividends on each Series A Preferred Share will accrue on a daily basis at the rate of 12.0% per annum of the total of $1,000.00 per share plus all accumulated and unpaid dividends thereon, from and including January 17, 2025, to and including the earlier of (1) the date of any Liquidation Event or (2) the date on which such Series A Preferred Share is redeemed. Dividends will accrue whether or not they have been authorized or declared, whether or not the Company has earnings, and whether are not there are funds legally available for the payment of dividends. Except as otherwise provided in the Preferred Shares Supplement, such dividends will be cumulative such that all accrued and unpaid dividends will be fully paid or declared with funds irrevocably set apart for payment for all past dividend periods before any dividend, distribution or payment may be made to holders of outstanding Common Shares. If at any time the Company pays less than the total amount of dividends then accrued with respect to the Preferred Shares, including the Series A Preferred Shares, all dividends declared upon the Preferred Shares, including the Series A Preferred Shares, will be declared and paid pro rata based on the number of Preferred Shares, including Series A Preferred Shares, then outstanding. Dividends on the Series A Preferred Shares will be payable semi-annually in arrears on June 30 and December 31 of each year. Accrued but unpaid dividends on the Series A Preferred Shares will accumulate as of the dividend payment date on which they first become payable. The first dividend on the Series A Preferred Shares will be for less than a full half year. This dividend and other dividends payable on the Series A Preferred Shares for any other partial period will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company will pay dividends to holders of record as they appear in the Company’s share records at the close of business as of June 15 and December 15 of each year or on such other date designated by the Company’s board of trustees (the “Board”) for the payment of dividends that is not more than 30 nor less than 10 days prior to such dividend payment date.

Each holder of Series A Preferred Shares shall be entitled to one vote for each Series A Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Company, and the holders of outstanding Preferred Shares, including Series A Preferred Shares, and of outstanding Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including Series A Preferred Shares, will be entitled, voting as a separate class, to elect two trustees of the Company at all times. In addition, the holders of outstanding Preferred Shares, including Series A Preferred Shares, will be entitled, voting as a separate class, to elect a majority of the Board (i) if, at the close of business on any dividend payment date, dividends (whether or not declared) on outstanding Preferred Shares, including Series A Preferred Shares, are unpaid in an amount equal to at least two full years’ dividends on the Preferred Shares, including Series A Preferred Shares, or (ii) if at any time holders of Preferred Shares, including Series A Preferred Shares, are otherwise entitled under the Investment Company Act of 1940, as amended (the “1940 Act”), to elect a majority of the Board.

The consent of the holders of a majority of the outstanding Series A Preferred Shares, voting as a separate class, shall be required for (a) authorization or issuance of any equity security of the Company senior to or on a parity with the Series A Preferred Shares, (b) any amendment to the Company’s declaration of trust which has a material adverse effect on the rights and preferences of the Series A Preferred Shares or which increases the number of authorized or issued shares of Series A Preferred Shares, or (c) any reclassification of the Series A Preferred Shares. In addition, the affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Shares,” including Series A Preferred Shares, voting as a separate class, shall be required (i) to approve any plan of reorganization (as defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares, or (ii) to the extent required under the 1940 Act, to approve any action requiring a vote of security holders as in Section 13(a) of the 1940 Act. For purposes of clauses (i) and (ii) above, the vote of a “majority of the outstanding shares of Preferred Shares” means the vote at an annual or special meeting duly called of (x) sixty-seven percent (67%) or more of such shares present at a meeting, if the holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (y) more than fifty percent (50%) of such shares, whichever is less.

The outstanding Series A Preferred Shares will be subject to redemption at any time by notice of such redemption on a date selected by the Company for such redemption (the “Redemption Date”). If the Company elects to cause the redemption of the Series A Preferred Shares, each Series A Preferred Share will be redeemed for a price, payable in cash on the Redemption Date, equal to $1,000.00 per share plus all accrued and unpaid dividends thereon to and including the Redemption Date, plus a redemption premium per share calculated as follows based on the Redemption Date: (1) until the date that is two years from the date of original issuance, $100; and (2) thereafter, no redemption premium. From and after the close of business on the Redemption Date, all dividends on the outstanding Series A Preferred Shares will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders of such shares (except the right to receive the redemption price for such shares from the Company) will cease.

If, upon any Liquidation Event, the available assets of the Company are insufficient to pay the full amount of the Liquidation Preference on all outstanding Preferred Shares, including Series A Preferred Shares, then the holders of the Preferred Shares, including the Series A Preferred Shares, will share ratably in any such distribution of assets in proportion to the full Liquidation Preference to which they would otherwise be entitled. After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of Series A Preferred Shares will have no right or claim to any of the remaining assets of the Trust. A consolidation or merger of the Company with one or more entities, or the sale, lease or conveyance of all or substantially all of the Company’s assets, shall not be deemed a Liquidation Event; provided, however that any such transaction which results in an amendment, restatement or replacement of the Company’s declaration of trust that has a material adverse effect on the rights and preferences of the Series A Preferred Shares, or that increases the number of authorized or issued Series A Preferred

Shares, shall be deemed a Liquidation Event for purposes of determining whether the Liquidation Preference is payable unless the right to receive payment is waived by holders of a majority of the outstanding Series A Preferred Shares voting as a separate class.

During the period ending on the date of any listing of the Series A Preferred Shares on a national securities exchange (the “Restricted Period”), no holder of Series A Preferred Shares may, directly or indirectly, transfer, assign, sell or pledge all or part of any Series A Preferred Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of such shares) (each, a “Transfer”) except in accordance with (i) the registration provisions of the Securities Act or an exemption from such registration provisions and (ii) any applicable state or non-U.S. securities laws. During the Restricted Period, no Transfer of Series A Preferred Shares shall be made without (a) registration of the transfer on the Company’s books and (b) the prior written consent of the Company, which may be given or withheld in its sole discretion for any reason or no reason except in the event of a request to Transfer Series A Preferred Shares necessitated by the death or divorce of a holder of Series A Preferred Shares, in which case, such consent of the Company shall not be required provided that certain certifications (via email sufficient) are provided to the Company in advance of such Transfer, including, without limitation, that such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to the Company or the Transfer of such Series A Preferred Shares.

Unless full cumulative dividends on all outstanding Preferred Shares, including Series A Preferred Shares, have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods, the Company shall not: (i) declare any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (ii) purchase or otherwise acquire for consideration any Common Shares or (iii) pay any proceeds of the liquidation of the Company in respect of the Common Shares, provided, further, that the “asset coverage” (as defined under the 1940 Act) on the Preferred Shares, including Series A Preferred Shares, must be at least 150% (or such other amount as provided under the 1940 Act), giving effect to any exemptive relief granted to the Company by the Securities and Exchange Commission, after deducting the amount of such dividend, distribution or purchase price.

The Series A Preferred Shares described above were offered on an “all or nothing” basis with respect to the first 110 Series A Preferred Shares, and on a “best efforts” basis with respect to the remaining 15 Series A Preferred Shares, through H & L Equities, LLC, a registered broker dealer and an affiliate of REIT Funding, LLC (“REIT Funding”). With respect to the offering of the Series A Preferred Shares, the Company paid a fee of approximately $12,500 to REIT Funding plus a fee of $600 to cover escrow agent fees and document processing costs. From this fee, REIT Funding paid a brokerage commission of $6,250 to H&L Equities, LLC.

The foregoing description of the Series A Preferred Shares and the Preferred Shares Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Preferred Shares Supplement attached hereto as Exhibit 3.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth above under “Series A Preferred Shares” in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Supplement to the Third Amended and Restated Agreement and Declaration of Trust of Franklin BSP Real Estate Debt BDC Relating to 12.0% Series A Cumulative Preferred Shares

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REAL ESTATE DEBT BDC
Date: January 17, 2025

	By:	/s/ Micah Goodman
	Name:	Micah Goodman
	Title:	Secretary